                                                                   EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

                            MONTHLY OPERATING REPORT

                                                                          Document        Explanation
               Required Documents                        Form No.         Attached         Attached
               ------------------                        --------        ---------        -----------
Schedule of Cash Disbursements                           MOR-1 (a)           X
  Summary of bank and investment accounts                MOR-1 (b)           X
  Detail disbursements by legal entity                                   Exhibit B
Unaudited Consolidated Statements of Operations           MOR-2              X
  Unaudited consolidating statements of operations                       Exhibit A
Unaudited Consolidated Balance Sheet                      MOR-3              X
Summary of Unpaid Postpetition Accounts Payable           MOR-4              X
Accounts Receivable Reconciliation and Aging              MOR-5              X
Debtors Questionnaire                                     MOR-5              X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


------------------------------------                           ----------------------------------------------------
Signature of Debtor                                            Date



------------------------------------                           ----------------------------------------------------
Signature of Joint Debtor                                      Date



------------------------------------                           ----------------------------------------------------



/s/  Ezra Shashoua                                             April 22, 2002
------------------------------------                           ----------------------------------------------------
Signature of Authorized Individual                             Date



Ezra Shashoua                                                  Executive Vice President and Chief Financial Officer
------------------------------------                           ----------------------------------------------------
Printed Name of Authorized Individual                          Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:  December 17, 2001 - March 31, 2002

                  MOR - 1 (a) -- SCHEDULE OF CASH DISBURSEMENTS
                              DOLLARS IN THOUSANDS


                                                                                               Total
                                                                          Total            Disbursements
                                                                      Disbursements      Cumulative Filing
             Legal Entity                         Case No.            Current Month           To Date
             ------------                         --------            -------------      -----------------
NationsRent, Inc.                                 01-11628              $16,696              $ 45,388
NationsRent USA, Inc.                             01-11629               12,352                34,193
NationsRent Transportation Services, Inc.         01-11630                   --                    --
NR Delaware, Inc.                                 01-11631                   --                    --
NRGP, Inc.                                        01-11632                   --                    --
NationsRent West, Inc.                            01-11633                2,969                 8,229
Logan Equipment Corp.                             01-11634                  532                 1,425
NR Dealer, Inc.                                   01-11635                   --                    --
NR Franchise Company                              01-11636                   --                    --
BDK Equipment Company, Inc.                       01-11637                   75                   213
NationsRent of Texas, LP                          01-11638                5,142                14,289
NationsRent of Indiana, LP                        01-11639                  731                 2,046
  Total                                                                 $38,497              $105,783

                                                                                          Total
                                                    LESS               PLUS         Disbursements for
                                             Transfers to Debtor   Disbursements     Calculating U.S.
                                                In Possession     Made by Outside   Trustee Quarterly
             Legal Entity                          Accounts          Sources              Fees
             ------------                    -------------------  ---------------   -----------------
NationsRent, Inc.                                   $ --              $ --              $ 45,388
NationsRent USA, Inc.                                 --                --                34,193
NationsRent Transportation Services, Inc.             --                --                    --
NR Delaware, Inc.                                     --                --                    --
NRGP, Inc.                                            --                --                    --
NationsRent West, Inc.                                --                --                 8,229
Logan Equipment Corp.                                 --                --                 1,425
NR Dealer, Inc.                                       --                --                    --
NR Franchise Company                                  --                --                    --
BDK Equipment Company, Inc.                           --                --                   213
NationsRent of Texas, LP                              --                --                14,289
NationsRent of Indiana, LP                            --                --                 2,046
  Total                                             $ --              $ --              $105,783

Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

                                                                                             Book Balance
                                                                                               at End of         Date
                                                                               Account         Reporting       Reconciled
                Legal Entity                    Financial Institution          Number           Period          Through
                ------------                    ---------------------          -------       ------------     -----------
NationsRent of Texas, LP - Case No. 01-11638    Bank of America, N.A.           2985               65         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           8471              217         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           1662               --         31-Mar-2002
          "          "       "       "          Bank of America, N.A.           9399               --
          "          "       "       "          Bank One, TX                    3689                5         28-Feb-2002
          "          "       "       "          Crosby State Bank               2226               33         28-Feb-2002
          "          "       "       "          Pioneer National Bank           0282                4         28-Feb-2002
          "          "       "       "          Texas Gulf Bank                 9527                5         28-Feb-2002
          "          "       "       "          Petty and counter cash          NA                105
                                                                                               ------
   Total                                                                                          434

NationsRent USA, Inc. - Case No. 01-11629       Bank of America, N.A.           1811               --         31-Mar-2002
          "          "       "       "          Bank of America, N.A.           1675               --
          "          "       "       "          Bank of America, N.A.           1727              136         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           6826               --         31-Mar-2002
          "          "       "       "          Bank of America, N.A.           9071               83         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           9084             (234)        28-Feb-2002
          "          "       "       "          Bank of America, N.A.           1701              116         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           1730              334         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           1743               --         31-Mar-2002
          "          "       "       "          Bank of Utah                    5545                3         28-Feb-2002
          "          "       "       "          Bank of Utah                    0226               --
          "          "       "       "          Bank One, LA                    0427               23         28-Feb-2002
          "          "       "       "          Bank One, OH                    1964               34         28-Feb-2002
          "          "       "       "          Fifth Third Bank                7547              530         28-Feb-2002
          "          "       "       "          Huntington Bank                 6483                6         28-Feb-2002
          "          "       "       "          Provident Bank                  1778                9         28-Feb-2002
          "          "       "       "          Regions Bank                    5785               47         28-Feb-2002
          "          "       "       "          Wells Fargo Bank                4811               18         28-Feb-2002
          "          "       "       "          Bank One, KY                    3778                6         28-Feb-2002
          "          "       "       "          Fifth Third Bank                5838              910         28-Feb-2002
          "          "       "       "          Fleet Bank                      5478              287         28-Feb-2002
          "          "       "       "          National City Bank, PA          4092               53         28-Feb-2002
          "          "       "       "          Petty and counter cash          NA                178
                                                                                               ------
   Total                                                                                        2,539
NationsRent West, Inc. - Case No. 01-11633      Bank of America, N.A.           1840               --         31-Mar-2002
          "          "       "       "          Bank of America, N.A.           1659               67         28-Feb-2002
          "          "       "       "          Bank of America, N.A.           9097              209         31-Mar-2002
          "          "       "       "          Bank of America, N.A.           9107              150         28-Feb-2002
          "          "       "       "          Petty and counter cash          NA                 21
                                                                                               ------
   Total                                                                                          447

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

                                                                                             Book Balance
                                                                                               at End of         Date
                                                                               Account         Reporting       Reconciled
                Legal Entity                    Financial Institution          Number           Period          Through
                ------------                    ---------------------          -------       ------------     -----------
NationsRent, Inc.  - Case No. 01-11628          Bank of America, N.A.           1691                --        31-Mar-2002
            "            "      "               Bank of America, N.A.           6925            35,089        31-Mar-2002
            "            "      "               Citibank, N.A.                  2494                76        31-Mar-2002
            "            "      "               Citibank, N.A.                  4167                10        31-Mar-2002
            "            "      "               Citibank, N.A.                  4918                26        31-Mar-2002
            "            "      "               Citibank, N.A.                  5115                (a)
            "            "      "               Provident Bank                  0760                --
            "            "      "               Wachovia Bank                   0433                --
            "            "      "               Bank of America, N.A.           5473                --        31-Mar-2002
            "            "      "               Bank of America, N.A.           9518                --        31-Mar-2002
            "            "      "               Bank of America, N.A.           6978                --        31-Mar-2002
            "            "      "               Bank of America, N.A.           2537            13,989        31-Mar-2002
            "            "      "               Bank of America, N.A.           8866                --        31-Mar-2002
            "            "      "               Fleet Bank                      9562            (7,237)       31-Mar-2002
            "            "      "               Fleet Bank                      9570                --        31-Mar-2002
            "            "      "               Fleet Bank                      0752               131        31-Mar-2002
            "            "      "               Fleet Bank                      0760                --            n/a
            "            "      "               Fleet Bank                      7989                --            n/a
            "            "      "               Petty cash                      NA                   1        31-Mar-2002
                                                                                               -------
   Total                                                                                        42,085

Logan Equipment Corp.  - Case No. 01-11634      Bank of America, N.A.           1879                --        31-Mar-2002
    "             "        "    "               Bank of America, N.A.           1548               (24)       31-Mar-2002
    "             "        "    "               Fleet Bank                      7997                --
    "             "        "    "               First MA Bank                   4927                11        31-Mar-2002
                                                                                               -------
   Total                                                                                           (13)

NationsRent of Indiana, LP - Case No. 01-11639  Bank One, IN                    5365                58        28-Feb-2002
    "             "        "    "               National City Bank, IN          7959                16        28-Feb-2002
    "             "        "    "               Bank of America, N.A.           9409                --
    "             "        "    "               Petty and counter cash          NA                  10
                                                                                               -------
   Total                                                                                            84

NationsRent Transportation Services, Inc. -
Case No. 01-11630                               Bank of America, N.A.           1808                --        31-Mar-2002

NR Delaware, Inc. - Case No. 01-11631           Bank of America, N.A.           1798                --        31-Mar-2002

NR Franchise Company - Case No. 01-11636        Bank of America, N.A.           9123                --        31-Mar-2002

NRGP, Inc. - Case No. 01-11632                  Bank of America, N.A.           1785                --        31-Mar-2002
                                                                                               -------
Grand Total Cash                                                                                45,576
                                                                                               =======


(a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

              MOR-1 (B) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                 ACCOUNTS OPENED

                                                                                   Account
               Legal Entity                                    Bank                 Number    Date of Change
               ------------                                    ----                -------    --------------
Logan Equipment Corp. - Case No. 01-11634              Fleet Bank                    7997      16-Jan-2002
NationsRent, Inc.  - Case No. 01-11628                 Fleet Bank                    7989      16-Jan-2002
NationsRent of Texas, LP - Case No. 01-11638           Bank of America, N.A.         9399      14-Feb-2002
NationsRent of Indiana, LP - Case No. 01-11639         Bank of America, N.A.         9409      14-Feb-2002

                                 ACCOUNTS CLOSED

                                                                                    Account
                    Legal Entity                               Bank                  Number    Date of Change
                    ------------                               ----                 -------    --------------
NationsRent, Inc. - Case No. 01-11628                   Bank of America, N.A.         4212       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                   Bank of America, N.A.         5486       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                   Bank of America, N.A.         0099       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                   Bank of America, N.A.         0109       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                   Bank of America, N.A.         1551       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                   Bank of America, N.A.         9166       17-Dec-2001
NationsRent of Texas, LP - Case No. 01-11638            Bank of America, N.A.         9547       17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629               Fleet Bank                    8442       17-Dec-2001
NationsRent West, Inc. - Case No. 01-11633              Bank of America, N.A.         9505       17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629               First MA Bank                 9135        7-Mar-2002

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.




/s/  Ezra Shashoua                                                  April 22, 2002
-------------------------------------                               ----------------------------------------------------
Signature of Debtor                                                 Date



Ezra Shashoua                                                       Executive Vice President and Chief Financial Officer
-------------------------------------                               ----------------------------------------------------
Printed Name of Authorized Individual                               Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:NationsRent, Inc., et al.   Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                              DOLLARS IN THOUSANDS

                                                                                          Cumulative
                                                                      Month             Filing to Date
                                                                     --------           --------------
 Revenue:
  Equipment rental                                                   $ 32,330             $ 105,477
  Sales of equipment, merchandise, parts and supplies                   2,656                 8,157
                                                                     --------             ---------
    Total revenue                                                      34,986               113,634
                                                                     --------             ---------
 Cost of revenue:
  Cost of equipment rentals, excluding depreciation                    16,791                59,344
  Rental equipment depreciation and lease expense                       9,685                38,983
  Cost of equipment, merchandise, parts and supplies                    1,988                 6,333
                                                                     --------             ---------
    Total cost of revenue                                              28,464               104,660
                                                                     --------             ---------
 Gross profit                                                           6,522                 8,974
                                                                     --------             ---------
 Operating expenses:
  Selling, general and administrative expenses (1)                      8,652                27,881
  Non-rental equipment depreciation and amortization                    1,107                 4,997
                                                                     --------             ---------
 Operating income                                                      (3,237)              (23,904)
                                                                     --------             ---------
 Other (income)/expense:
  Interest income (2)                                                     (95)                 (139)
  Interest expense                                                      4,234                14,656
  Other, net (3)                                                          (45)                  (45)
                                                                     --------             ---------
                                                                        4,094                14,472
                                                                     --------             ---------
 Income/(loss) before provision for income taxes                       (7,331)              (38,376)
  Provision for income taxes (benefit)                                     --                    --
                                                                     --------             ---------
 Net income (loss)                                                   $ (7,331)            $ (38,376)
                                                                     ========             =========

                                                                                                               Cumulative
                                                                                                  Month      Filing to Date
                                                                                                 -------     --------------
REORGANIZATION ITEMS:
(1)  Reorganization Items included in selling, general and administrative expenses
     Professional Fees                                                                           $ 1,096        $ 3,080
     U.S. Trustee Quarterly Fees                                                                      --              3
     Other Reorganization Expenses                                                                   246            267
(2)  Reorganization Item included in Interest Income:
     Interest Earned on Accumulated Cash from Chapter 11                                             (95)          (139)
(3)  Reorganization Item included in Other, net:
     Gain (loss) on Sale of Assets                                                                    --             --
                                                                                                 -------        -------
Total Reorganization Expense, net                                                                $ 1,247        $ 3,211
                                                                                                 =======        =======

Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

                 MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                              DOLLARS IN THOUSANDS

                                                              Book Value At
                                                              End Of  Current
                                                             Reporting Period
                                                             ----------------
ASSETS
Cash                                                             $    45,576
Accounts receivable, net                                              81,936
Inventories                                                           23,777
Prepaid expenses and other assets                                     16,206
Deferred financing costs                                              10,774
Rental equipment, net                                                427,568
Property and equipment, net                                           86,742
                                                                 -----------
   Total Assets                                                  $   692,579
                                                                 ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise
(Post-Petition):
 Accounts payable                                                $    10,480
 Debt                                                                     --
 Accrued compensation                                                  7,146
 Accrued expenses and other liabilities                               32,805
 Income taxes payable                                                      7
                                                                 -----------
   Total Post-Petition Liabilities                                    50,438
                                                                 -----------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                       823,046
  Priority debt                                                        4,449
  Unsecured debt                                                     330,516
                                                                 -----------
    Total Pre-Petition Liabilities                                 1,158,011
                                                                 -----------
    Total Liabilities                                              1,208,449
                                                                 -----------
Stockholders' Equity
 Preferred stock                                                           2
 Common stock                                                            584
 Additional paid-in-capital                                          471,173
 Retained earnings (deficit)                                        (984,749)
 Treasury stock                                                       (2,880)
                                                                 -----------
   Total Stockholders' Equity                                       (515,870)
                                                                 -----------
   Total Liabilities and Stockholders' Equity                    $   692,579
                                                                 ===========

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              DOLLARS IN THOUSANDS

                                                                              Amount At
                                                                               End Of
                                                                               Current
                                                                              Reporting
                                                                               Period
                                                                              ---------
Vouchered accounts payable:
  NationsRent, Inc. - Case No. 01-11628                                        $   397
  NationsRent USA, Inc. - Case No. 01-11629                                        613
  NationsRent Transportation Services, Inc. - Case No. 01-11630                     --
  NR Delaware, Inc. - Case No. 01-11631                                             --
  NRGP, Inc. - Case No. 01-11632                                                    --
  NationsRent West, Inc. - Case No. 01-11633                                       159
  Logan Equipment Corp. - Case No. 01-11634                                         --
  NR Dealer, Inc. - Case No. 01-11635                                               --
  NR Franchise Company - Case No. 01-11636                                          --
  BDK Equipment Company, Inc. - Case No. 01-11637                                    7
  NationsRent of Texas, LP - Case No. 01-11638                                     329
  NationsRent of Indiana, LP - Case No. 01-11639                                    52
                                                                               -------
   Vouchered accounts payable subtotal                                         $ 1,557
Accrued accounts payable                                                         2,189
Accrued professional fees                                                        2,816
Sales and use taxes payable                                                      2,170
Customer deposits and refunds                                                    1,736
Other                                                                               12
Total Accounts Payable                                                         $10,480
                                                                               =======

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

             MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              DOLLARS IN THOUSANDS

Accounts Receivable Reconciliation                                                              Amount
----------------------------------                                                             --------
Total Billed Trade Accounts Receivable at the beginning of the reporting period                $ 98,964
  Amounts billed during the period, net                                                          21,025
  Amounts collected during the period                                                           (32,709)
                                                                                               --------
Total Billed Trade Accounts Receivable at the end of the reporting period                      $ 87,280
  Unbilled trade receivables                                                                      6,459
  Warranty receivables                                                                              656
  NSF checks                                                                                         18
  Unapplied cash                                                                                   (379)
  Amount considered uncollectible (bad debt)                                                    (12,098)
                                                                                               --------
Total Accounts Receivable, net at the end of the reporting period                              $ 81,936
                                                                                               ========

Billed Trade Accounts Receivable Aging                                                           Amount
--------------------------------------                                                          -------
0-30 days old                                                                                  $ 28,788
31-60 days old                                                                                   14,909
61-90 days old                                                                                    8,081
91+ days old                                                                                     35,502
                                                                                               --------
Total Billed Trade Accounts Receivable at the end of the reporting period                      $ 87,280
                                                                                               ========

Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                                                              NationsRent
                                                                                          NationsRent USA,   Transportation
                                                                      NationsRent, Inc.         Inc.         Services, Inc.
                                                                          01-11628            01-11629          01-11630
                                                                      -----------------   ----------------   --------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an              NO                 NO                NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,               NO                 NO                NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below.                                             YES                YES               YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation             YES                YES               YES
   below.


                                                                                                          NationsRent West,
                                                                     NR Delaware, Inc.    NRGP, Inc.             Inc.
                                                                         01-11631         01-11632             01-11633
                                                                     -----------------    ----------      -----------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an            NO                NO                 NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,             NO                NO                 NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below.                                           YES               YES                 YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation           YES               YES                 YES
   below.


                                                                     Logan Equipment                         NR Franchise
                                                                          Corp.          NR Dealer, Inc.        Company
                                                                        01-11634            01-11635           01-11636
                                                                     ---------------     ---------------     ------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an           NO                  NO                 NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,            NO                  NO                 NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below.                                          YES                 YES                YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation          YES                 YES                YES
   below.


                                                                     BDK Equipment      NationsRent of        NationsRent of
                                                                     Company, Inc.        Texas, LP            Indiana, LP
                                                                       01-11637            01-11638              01-11639
                                                                     -------------      --------------        --------------
1. Have any assets been sold or transferred outside the normal
   course of business this reporting period?  If yes, provide an          NO                  NO                    NO
   explanation below.
2. Have any funds been disbursed from any account other than a
   debtor in possession account this reporting period?  If yes,           NO                  NO                    NO
   provide an explanation below.
3. Have all postpetition tax returns been timely filed?  If no,
   provide an explanation below.                                         YES                 YES                   YES
4. Are workers compensation, general liability and other necessary
   insurance coverages in effect?  If no, provide an explanation         YES                 YES                   YES
   below.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

                                      NOTES

(a) The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                                    Number of Stores
                                                --------------------------------------------------------
          Debtor                Case No.        At 2/28/02       Opened          Closed       At 3/31/02
          ------                --------        ----------       ------          ------       ----------
NationsRent USA, Inc.           01-11629            136              2              2            136
NationsRent of Texas, LP        01-11638             57             --              1             56
NationsRent West, Inc.          01-11633             24             --              1             23
NationsRent of Indiana, LP      01-11639             14             --             --             14
BDK Equipment Company, Inc.     01-11637              1             --             --              1
                                                   ----           ----           ----           ----
                                                    232              2              4            230
                                                   ====           ====           ====           ====

There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631),
NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b) The following sets forth each of the debtors, their operating purpose and current status:

              Debtor                            Case No.                      Purpose                                  Status
              ------                            --------                      -------                                 --------
NationsRent, Inc.                               01-11628       Holding company                                        Active
NationsRent USA, Inc.                           01-11629       Provides construction equipment rental to third        Active
                                                               parties.
NationsRent Transportation Services, Inc.       01-11630       Provides common carrier services to each of            Active
                                                               the debtors store operations.
NR Delaware, Inc.                               01-11631       Holding company                                        Active
NRGP, Inc.                                      01-11632       Holding company                                        Active
NationsRent West, Inc.                          01-11633       Provides construction equipment rental to third        Active
                                                               parties.
Logan Equipment Corp.                           01-11634       Provides union employees to each of the                Active
                                                               debtors union store locations and is a party to
                                                               union contracts.
NR Dealer, Inc.                                 01-11635       Formed to facilitate the sale of certain               Inactive
                                                               dealerships acquired by NationsRent West, Inc.

NR Franchise Company                            01-11636       Formed to facilitate the sale of NationsRent           Inactive
                                                               franchises.
BDK Equipment Company, Inc.                     01-11637       Provides construction equipment rental to third        Active
                                                               parties.
NationsRent of Texas, LP                        01-11638       Provides construction equipment rental to third        Active
                                                               parties.
NationsRent of Indiana, LP                      01-11639       Provides construction equipment rental to third        Active
                                                               parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.  Case No.  01-11628 (PJW) Jointly Administered

                        Reporting periods:   December 17, 2001 - March 31, 2002

                                      NOTES

(c) Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d) No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities. Such analysis has not been finalized at the time of this report.

(e) Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f) The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

(g) At the time of this report, the independent audit of the debtors' financial statements for the year ended December 31, 2001 had not been completed. As such, the amounts presented in the debtors' consolidated balance sheet, included herein, do not reflect final adjustments to the year ended December 31, 2001 and are subject to revision once the final adjustments are made and the audit is complete.

(h) The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.